UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2004

Paradyne Networks, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26485	75-2658219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8545 126th Avenue North

Largo, Florida 33773

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (727) 530-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

On August 6, 2004, Paradyne Networks, Inc. announced that Gene Frantz had resigned from the Board of Directors and that Scott Chandler was appointed to fill the vacancy created by Mr. Frantz’s resignation, effective July 30, 2004. The press release is attached as Exhibit 99.1 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2004

Paradyne Networks, Inc.

/s/ Patrick M. Murphy
Patrick M. Murphy
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 6, 2004

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